EXHIBIT 99.1 INVESTOR PRESENTATION NOVEMBER 2018

Forward‐Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the  "Company") may contain “forward‐looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not  historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could  be” and other words of similar meaning, are forward‐looking statements. In particular, information appearing in the “Fiscal Year 2019 Guidance” section are  forward‐looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ  materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on  Form 10‐K for the fiscal year ended June 30, 2018 (the “2018 Annual Report”), as they may be updated in any future reports filed with the Securities and  Exchange Commission. All forward‐looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to  the factors discussed in the 2018 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance  on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with  favorable pricing terms; a material security breach or cybersecurity attack affecting the information of Broadridge's clients; changes in laws and regulations  affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; the failure of Broadridge's  key service providers to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the  performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace  with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures;  and competitive conditions. Broadridge disclaims any obligation to update or revise forward‐looking statements that may be made to reflect events or  circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.  © 2018   |    2

Use of Non‐GAAP Financial Measures  Explanation and Reconciliation of the Company’s Use of Non‐GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances,  results have been presented that are not generally accepted accounting principles measures (“Non‐GAAP”). These Non‐GAAP measures are Adjusted Operating income, Adjusted Operating  income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non‐GAAP financial measures should be viewed in addition to, and not as a substitute for, the  Company’s reported results. The Company believes its Non‐GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management  believes that Non‐GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional  basis for comparison. Management uses these Non‐GAAP financial measures to, among other things, evaluate the Company's ongoing operations, for internal planning and forecasting purposes  and in the calculation of performance‐based compensation. In addition, and as a consequence of the importance of these Non‐GAAP financial measures in managing its business, the  Company’s Compensation Committee of the Board of Directors incorporates Non‐GAAP financial measures in the evaluation process for determining management compensation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings per Share These Non‐GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains  and losses and other specified items that management believes are not indicative of our ongoing operating performance. These adjusted measures exclude the impact of:  (i) Amortization of  Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) Tax Act items, (iv) the Gain on Sale of Securities and (v) the Message Automation Limited  ("MAL") investment gain. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non‐cash amortization expenses associated with the Company's acquisition  activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. Tax Act items represent the net impact of a  U.S. federal transition tax on earnings of certain foreign subsidiaries, foreign jurisdiction withholding taxes and certain benefits related to the remeasurement of the Company's net U.S. federal  and state deferred tax liabilities attributable to the Tax Cuts and Jobs Act (the "Tax Act"). The Gain on Sale of Securities represents a non‐operating gain on the sale of securities associated with  the Company's retirement plan obligations.  The MAL investment gain represents a non‐cash, nontaxable gain on investment from the Company’s acquisition of MAL in March 2017.  The Company excludes Amortization of Acquired Intangibles and Purchased Intellectual Property, Acquisition and Integration Costs, Tax Act items, the Gain on Sale of Securities and the MAL  investment gain from our earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and these items  do not reflect ordinary operations or earnings. Management believes these adjusted measures may be useful to an investor in evaluating the underlying operating performance of our business. Free Cash Flow In addition to the Non‐GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful  information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt  servicing. Free cash flow is a Non‐GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures as well as Software  purchases and capitalized internal use software. Reconciliations of such Non‐GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this  presentation. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to  use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.  © 2018   |    3

Broadridge is Ready For Next Market dynamics driving strong growth for  Broadridge’s technology‐driven solutions Proven strategy and experienced management team to  drive sustainable growth Uniquely positioned to deliver network value and capture  additional, large market opportunities Successful track record balancing top quartile total shareholder return  with continued reinvestment © 2018   |    4

FY17 ‐ FY20 three year growth objectives Winning formula for top quartile TSR Organic Recurring Fee Revenue Growth 5‐7% Recurring Fee Revenue Growth 7‐9% Adjusted Op Income Margin Expansion ~50bps/yr Adjusted EPS Growth 14‐18% Note: Compound annual growth rates (CAGRs), except margin. Three year Adjusted EPS Growth objective includes benefit from change in U.S. tax law  © 2018   |    5

Broadridge is a Fintech Leader GOVERNANCE CAPITAL MARKETS WEALTH MANAGEMENT • Process 80% of outstanding  • Clear and settle over $5T  • Support 50M+ accounts  shares in the United States,  per day  through our technology  50%+ for rest of world platform  • Serve 18 of 23 US primary  • Distribute 90%+ of broker  dealers for fixed income  • 25%+ of US Financial  regulatory communications  Advisors utilize Broadridge’s  to 140M individual accounts  • Process Equities for 7 of  front office solutions the top 10 global  • Serve most brokers, funds,  investment banks • Provide data aggregation and public companies in  service for 228K+ agents  North America • Support clearance and  and advisors settlement in over 80  • Significant reach  (est. 80%)  countries • Maintain 100K retirement  of North American  plans through Broadridge’s  households mutual fund settlements  platform • No “snake pit” for proxy  votes processed by  Broadridge GROWING FRANCHISE GROWING FRANCHISE FRANCHISE OPPORTUNITY © 2018   |    6

Executing Against Investor Day Themes Extend Governance Drive Capital Markets Build Wealth Management • Driving next‐gen  • Extending global post  • Continued strong interest  regulatory communications trade technology platform  from key clients in   30e‐3 and Enhanced   Continued progress  integrated Wealth  Content opportunities onboarding major clients platform  Strengthening digital   New client wins further  • Continuing to drive  products to enhance  extend international reach penetration of existing  regulatory and other  products  communications • Developing new products  to drive network value in   New back office platform   Blockchain proxy  fixed income market wins driving growth in U.S.  capability for North  and Canada • Successfully tested  American market    blockchain proof of  9% revenue growth in  front‐office Advisor  • Growing data & analytics  concept for repo market suite Solutions  • Broadening corporate  issuer solution set • Building omni‐channel  communications © 2018   |    7

Broadridge platform‐based business  model creates unique value Deep financial services  knowledge • Domain expertise • Trusted Multi‐client  Network  managed  value • Unique Capability • Scale leadership services  • Data & Analytics • Significant IP  approach © 2018   |    8

UBS Joining Broadridge Wealth Platform . Signing UBS as anchor client represents a major milestone in  creating a Wealth Management franchise • Broadridge Wealth Platform will provide next‐gen mission critical  infrastructure to wealth managers • Broadridge's platform will bring together capabilities across the front‐,  middle‐, and back‐office into a single platform • Open platform will enable connectivity to UBS and third party  applications . Selection of Broadridge is a powerful endorsement of Broadridge's ability to deliver enterprise‐scale solutions  . Important step in building a long‐term growth engine for  Broadridge "Broadridge is the right partner and the only Fintech leader with the  proven technology, scale and experience to deliver such a  transformational solution"  ‐ Tom Naratil, Co‐President, UBS Global Wealth Management  © 2018   |    9

Broadridge’s directly addressable market is $25‐40B Large Growth Opportunity Key Market Trends CAPITAL  GOVERNANCE &  MARKETS COMMUNICATIONS MUTUALIZATION DIGITIZATION DATA & ANALYTICS WEALTH MANAGEMENT 100% = $25‐40B © 2018   |   10

Business Update . Closed sales of $18 million in first quarter •UBS deal expected to contribute meaningfully to FY2019 Closed sales   . ICS Recurring fee revenues up 4% • Recurring fee revenue growth of 14% excluding Customer  Communications driven by strong growth in mutual fund interims • Event‐driven revenues up 30% • Customer Communications down 4% as expected . Continued strong performance in GTO • Recurring fee revenues up 6% • Client on‐boardings and impact from higher trading volumes biggest  drivers of growth . Regulatory discussions remain an opportunity to demonstrate  Broadridge's value  © 2018   |   11

Fiscal Year 2019 Guidance* Recurring fee revenue growth 5 ‐ 7% Total revenue growth 3 ‐ 5% Operating income margin ‐ GAAP ~14.5% Adjusted Operating income margin ‐ Non‐GAAP ~16.5% Diluted earnings per share growth 12 ‐ 16% Adjusted earnings per share growth ‐ Non‐GAAP 9 ‐ 13% Free cash flow ‐ Non‐GAAP $565 ‐ $615M Closed sales $185 ‐ $225M *Fiscal Year 2019 Guidance as of 11/6/2018 First Quarter Earnings Call Note: Fiscal year 2019 guidance includes $25 million of excess tax benefits related to stock‐based compensation, down from $41 million in fiscal year 2018. © 2018 |    12

Broadridge business model is strong  • Large, recurring revenue base with good visibility aided  Sustainable Growth by $295 million revenue backlog • Organic strength driven by large addressable market  Steady Margin  • Continued scale and operational leverage Expansion • Focus on operational efficiencies • 100+% free cash flow conversion Strong Free Cash Flow • Largely predictable model Balanced Capital  • Target ~45% dividend payout ratio1 Allocation • Balance of targeted M&A and share repurchase  1 Dividend payout ratio is a percentage of prior year Adjusted Net Earnings and is subject to Board Approval © 2018   |   13

Additional Revenue Information

ADDITIONAL PRODUCT LINE REPORTING

$ in millions	Quarter Ended September 30, 2018	Quarter Ended September 30, 2017	% Change	Fiscal Year Ended June 30, 2018	Fiscal Year Ended June 30, 2017	% Change
Investor Communication Solutions ("ICS")						
Equity proxy	$31.0	$30.0	3%	$406.8	$382.0	6%
Mutual fund & ETF interims	57.8	49.2	17%	221.4	198.2	12%
Customer communications & fulfillment	174.9	181.5	-4%	760.1	763.5	0%
Other ICS	83.8	72.2	16%	310.6	282.0	10%
Total ICS recurring fee revenues	**$347.4**	**$332.9**	**4%**	**$1,698.9**	**$1,625.7**	**5%**
Equity & other	24.1	30.8	-22%	134.4	86.4	56%
Mutual funds	52.8	28.5	85%	149.4	132.5	13%
Total event driven revenues	**$76.9**	**$59.3**	**30%**	**$283.9**	**$218.9**	**30%**
Distribution	341.4	334.2	2%	1,512.9	1,554.0	-3%
Total ICS revenues	**$765.8**	**$726.4**	**5%**	**$3,495.6**	**$3,398.6**	**3%**
Global Technology & Operations ("GTO")						
Equities & other	187.1	179.0	5%	757.2	686.2	10%
Fixed income	40.6	35.9	13%	154.3	139.3	11%
Total GTO recurring fee revenues	**$227.7**	**$214.9**	**6%**	**$911.6**	**$825.5**	**10%**
Foreign currency exchange	(20.7)	(16.5)	25%	(77.3)	(81.5)	-5%
Total revenues	**$972.8**	**$924.8**	**5%**	**$4,329.9**	**$4,142.6**	**5%**
Revenues by Type						
Recurring fee revenues	$575.2	$547.8	5%	$2,610.4	$2,451.2	6%
Event driven revenues	76.9	59.3	30%	283.9	218.9	30%
Distribution revenues	341.4	334.2	2%	1,512.9	1,554.0	-3%
Foreign currency exchange	(20.7)	(16.5)	25%	(77.3)	(81.5)	-5%
Total revenues	**$972.8**	**$924.8**	**5%**	**$4,329.9**	**$4,142.6**	**5%**

Broadridge
© 2018
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Fiscal Year 2018 and First Quarter 2019 Financial  Summary: © 2018   |   15

Fiscal Year 2018 Revenue Growth Drivers ▪ Fiscal Year 2018 Total revenues grew 5% to $4.3 billion +2% +4% 0% +5% ‐1% $4,330M $ 4,143M ▪ Fiscal Year 2018 Recurring fee revenues grew 6% to $2.6 billion Organic Growth: 5% +1% +6% +6% ‐3% +2% $2,610M $2,451M Note: Amounts may not sum due to rounding © 2018   |   16

First Quarter 2019 Revenue Growth Drivers ▪ First Quarter 2019 Total revenues grew 5% to $973 million +2% +1% +3% +5% 0% $973M $925M  ▪ First Quarter 2019 Recurring fee revenues grew 5% to $575 million Organic Growth: 4% +7% 0% +1% +5% ‐3% ‐1% $575M $548M Note: Amounts may not sum due to rounding © 2018 |

Record Sales Building Revenue Backlog  $ in millions Year‐over‐Year Closed Sales  Recurring Revenue Backlog as of  Performance1 June 301,2 Total  ~$295 +14% (1) Closed sales and Recurring Revenue Backlog are Broadridge estimates and subject to revision. (2) Recurring Revenue Backlog represents an estimate of first year revenues from Closed sales that have not yet been recognized and are expected to be recognized. Not Yet Live represents  the subset of the Backlog where none of the first year revenues from Closed sales have been recognized but are expected to be recognized. Live represents the subset of the Backlog where  a portion of the first year revenues from Closed sales have been recognized in previous periods. © 2018   |   18

Fiscal Year 2018 GAAP and Adjusted Operating  Income and Adjusted EPS $ in millions, except per share amounts Year‐over‐Year Change in Operating Income  Year‐over‐Year Change in EPS and  and Adjusted Operating Income  Adjusted EPS +10% +34% +32% +12% © 2018   |   19

First Quarter 2019 GAAP and Adjusted Operating  Income and Adjusted EPS $ in millions, except per share amounts Year‐over‐Year Change in Operating Income  Year‐over‐Year Change in EPS and  and Adjusted Operating Income  Adjusted EPS +46% +15% +17% +52% © 2018 |

Appendix: © 2018   |   21

Tax Act & ETB Impact  2018 2019 2018 2019 FY  1Q 1Q FY $ in millions Outlook Earnings before income taxes $74.3 $89.3 $561.0 Provision for income taxes (Excluding ETB and non‐ recurring gains & charges) $26.0 $19.6 $158.6 Net Tax Charges — — 15.4 — Excess Tax Benefits "ETB" (1.5) (7.0) (40.9) ~(25) Provision for income taxes  (GAAP) $24.4 $12.6 $133.1 Tax Rates Tax Rate (Ex‐ ETB & non‐recurring gains & charges) 34.9% 21.9% 28.3% ~24% Tax Rate (Ex‐ ETB) 34.9% 21.9% 31.0% ~24% Tax Rate (GAAP) 32.8% 14.1% 23.7% ~20% EPS Growth Diluted EPS 50% 52% 32% Diluted EPS  (Ex‐ ETB) 43% 45% 19% Adjusted EPS 50% 46% 34% Adjusted EPS (Ex‐ ETB) 44% 40% 23% Note: Amounts may not sum due to rounding © 2018 |

Pro Forma Accounting Change Impact to FY 2018  Recurring Revenues  2018 $ in millions Q1 Q2 Q3 Q4 FY Recurring Fee Revenues As Reported ICS $ 332.9 $ 334.4 $ 403.5 $ 628.0 $ 1,698.9 GTO 214.9 228.0 235.2 233.5 911.6 Total Recurring Fee Revenues $ 547.8 $ 562.4 $ 638.6 $ 861.5 $ 2,610.4 % of FY Recurring Fee Revenue 21.0% 21.5% 24.5% 33.0% 100.0% Recurring Fee Revenue Adjustments from Revenue Accounting Change ICS $(1.1) $ 3.1 $ 96.9 $ (97.7) $1.3 GTO (2.3) 0.4 0.8 0.2 (0.9) Total Recurring Fee Revenues $ (3.3) $ 3.5 $ 97.8 $ (97.5) $ 0.4 Recurring Fee Revenues (As Adjusted) ICS $ 331.8 $ 337.5 $ 500.4 $ 530.4 $ 1,700.1 GTO 212.6 228.4 236.0 233.7 910.7 Total Recurring Fee Revenues $ 544.5 $ 565.9 $ 736.4 $ 764.0 $ 2,610.8 % of FY Recurring Fee Revenue 20.9% 21.7% 28.2% 29.3% 100.0% Note: Amounts may not sum due to rounding © 2018 |

Pro Forma Accounting Change Impact to FY 2018 Total   Revenues 2018 $ in millions Q1 Q2 Q3 Q4 FY Revenues As Reported Recurring Fee Revenues $ 547.8 $ 562.4 $ 638.6 $ 861.5 $ 2,610.4 Event‐Driven Fee Revenues 59.3 97.3 66.5 60.7 283.9 Distribution Revenues 334.2 370.4 385.4 422.9 1,512.9 FX (16.5) (17.4) (18.6) (24.8) (77.3) Total Revenues $ 924.8 $ 1,012.8 $ 1,071.9 $ 1,320.4 $ 4,329.9 Revenue Adjustments from Revenue Accounting Change Recurring Fee Revenues $ (3.3) $ 3.5 $ 97.8 $ (97.5) $ 0.4 Event‐Driven Fee Revenues 43.9 (47.3) 2.1 (1.0) (2.2) Distribution Revenues 18.5 (21.4) 36.4 (24.0) 9.6 FX ———— — Total Revenues $ 59.1 $ (65.2) $ 136.3 $ (122.5) $ 7.7 Revenues (As Adjusted) Recurring Fee Revenues $ 544.5 $ 565.9 $ 736.4 $ 764.0 $ 2,610.8 Event‐Driven Fee Revenues 103.2 50.0 68.6 59.7 281.6 Distribution Revenues 352.8 349.0 421.8 399.0 1,522.5 FX (16.5) (17.4) (18.6) (24.8) (77.3) Total Revenues $ 983.9 $ 947.6 $ 1,208.2 $ 1,197.9 $ 4,337.6 Note: Amounts may not sum due to rounding © 2018 |

GAAP Reconciliations  © 2018 |

Reconciliation of GAAP to Non‐GAAP Measures (Unaudited ‐ Note: Amounts may not sum due to rounding) $ in millions, except per share amounts Three Months Ended Sept. 30, Fiscal Year 2018 2017 2018 2017 Operating income (GAAP) $ 100.1 $ 85.2 $ 594.9 $ 531.6 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 21.9 19.4 81.4 72.6 Acquisition and Integration Costs 0.9 2.0 8.8 19.1 Adjusted Operating income (Non‐GAAP) $ 122.9 $ 106.7 $ 685.1 $ 623.3 Operating income margin (GAAP) 10.3% 9.2% 13.7% 12.8% Adjusted Operating income margin (Non‐GAAP) 12.6% 11.5% 15.8% 15.0% Three Months Ended Sept. 30, Fiscal Year 2018 2017 2018 2017 Net earnings (GAAP) $ 76.7 $ 49.9 $ 427.9 $ 326.8 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 21.9 19.4 81.4 72.6 Acquisition and Integration Costs 0.9 2.0 8.8 19.1 Gain on Sale of Securities ——(5.5)— Taxable adjustments 22.8 21.4 84.7 91.7 Tax Act items — — 15.4 — MAL investment gain ———(9.3) Tax impact of adjustments (a) (5.0) (7.0) (23.9) (30.9) Adjusted Net earnings (Non‐GAAP) $ 94.5 $ 64.3 $ 504.1 $ 378.3 (a) Calculated using the GAAP effective tax rate, adjusted to exclude the net $0.7 million benefits and $15.4 million charges associated with the Tax Act, as well as  $22.3 million and $40.9 million of excess tax benefits associated with stock‐based compensation for the three months and fiscal year ended June 30, 2018,  respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.  © 2018 |    26

Reconciliation of GAAP to Non‐GAAP Measures (Unaudited ‐ Note: Amounts may not sum due to rounding) Three Months Ended Sept. 30, Fiscal Year 2018 2017 2018 2017 Diluted earnings per share (GAAP) $ 0.64 $ 0.42 $ 3.56 $ 2.70 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.18 0.16 0.68 0.60 Acquisition and Integration Costs 0.01 0.02 0.07 0.16 Gain on Sale of Securities — — (0.05) — Taxable adjustments 0.19 0.18 0.70 0.76 Tax Act items — — 0.13 — MAL investment gain ———(0.08) Tax impact of adjustments (a) (0.04) (0.06) (0.20) (0.26) Adjusted earnings per share (Non‐GAAP) $ 0.79 $ 0.54 $ 4.19 $ 3.13 Three Months Ended Sept. 30, Fiscal Year 2018 2017 2018 2017 Net cash flows provided by operating activities (GAAP) $ (95.5) $ (93.3) $ 693.6 $ 515.9 Capital expenditures and Software purchases and capitalized internal use software (15.5) (36.0) (97.9) (113.7) Free cash flow (Non‐GAAP) $ (111.0) $ (129.3) $ 595.7 $ 402.2 (a) Calculated using the GAAP effective tax rate, adjusted to exclude the net $0.7 million benefits and $15.4 million charges associated with the Tax Act, as well as  $22.3 million and $40.9 million of excess tax benefits associated with stock‐based compensation for the three months and fiscal year ended June 30, 2018,  respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. © 2018 |    27

Reconciliation of GAAP to Non‐GAAP Measures ‐ FY19 Guidance (Unaudited) Adjusted Earnings Per Share Growth Rate (1) Diluted earnings per share (GAAP) 12% ‐ 16% Adjusted earnings per share (Non‐GAAP) 9% ‐ 13% Adjusted Operating Income Margin (2) Operating income margin % (GAAP) ~14.5% Adjusted Operating income margin % (Non‐GAAP) ~16.5% Free Cash Flow Net cash flows provided by operating activities (GAAP) $660 ‐ $730 million Capital expenditures and Software purchases and capitalized internal use software (95) ‐ (115) million Free cash flow (Non‐GAAP) $565 ‐ $615 million (1)  Adjusted earnings per share growth (Non‐GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased  Intellectual Property, and Acquisition and Integration Costs, and is calculated using diluted shares outstanding. Fiscal year 2019 Non‐GAAP Adjusted earnings  per share guidance estimates exclude Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, net of  taxes, of approximately $0.60 per share.  (2) Adjusted Operating income margin (Non‐GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased  Intellectual Property, and Acquisition and Integration Costs. Fiscal year 2019 Non‐GAAP Adjusted Operating income margin guidance estimates exclude  Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs of approximately $94 million. © 2018 |    28